Collateral Stratification Report

MASTR 2004-1 and 1

Pool Summary
Number of Loans:	603
Aggregrate Scheduled Principal Balance:	$302,263,510
Minimum Scheduled Principal Balance:	$215,193
Maximum Scheduled Principal Balance:	$1,488,238
Average Scheduled Principal Balance:	$501,266
Minimum Mortgage Interest Rate:	5.250%
Maximum Mortgage Interest Rate:	6.875%
WA Mortgage Interest Rate:	6.039%
Minimum Remaing Scheduled Term:	259
Maxinum Remaining Scheduled Term:	360
WA Remaining Scheduled Term:	356
Minimum Original LTV:	12.56%
Maximum Original LTV:	95.00%
WA Original LTV:	67.75%
Latest Maturity:	20340101
Prepay %:	0.00%
Conforming %:	0.00%

Top 10 States	# of Loans	Aggregate Balance	% of Aggregate Balance
California	288	$149,398,154	49.43%
New York	49	24,410,427	8.08
Florida	38	17,036,976	5.64
Virginia	36	16,948,039	5.61
Maryland	29	13,498,955	4.47
Illinois	23	11,278,974	3.73
New Jersey	16	7,488,550	2.48
Tennessee	14	7,172,906	2.37
Michigan	14	6,726,301	2.23
Georgia	13	6,497,660	2.15
Other	83	41,806,568	13.83
Total:	603	$302,263,510	100.00%

Range of Original Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance
$200,001 - $250,000	1	$215,193	0.07%
$300,001 - $350,000	26	8,769,554	2.90
$350,001 - $400,000	132	49,676,861	16.43
$400,001 - $450,000	132	56,269,685	18.62
$450,001 - $500,000	99	47,233,767	15.63
$500,001 - $550,000	53	27,761,002	9.18
$550,001 - $600,000	48	27,636,028	9.14
$600,001 - $650,000	49	31,061,778	10.28
$650,001 - $700,000	11	7,471,161	2.47
$700,001 - $750,000	14	10,241,571	3.39
$750,001 - $800,000	6	4,702,918	1.56
$800,001 - $850,000	3	2,497,923	0.83
$850,001 - $900,000	5	4,376,967	1.45
$900,001 - $950,000	3	2,753,669	0.91
$950,001 - $1,000,000	19	18,763,146	6.21
$1,000,001 or more	2	2,832,287	0.94
Total:	603	$302,263,510	100.00%
Average Original Bal: 503,304

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance
5.126% - 5.250%	3	$1,224,199	0.41%
5.251% - 5.375%	3	2,103,335	0.70
5.376% - 5.500%	17	10,580,777	3.50
5.501% - 5.625%	22	10,205,441	3.38
5.626% - 5.750%	141	69,298,726	22.93
5.751% - 5.875%	81	43,347,016	14.34
5.876% - 6.000%	92	46,535,637	15.40
6.001% - 6.125%	54	26,442,662	8.75
6.126% - 6.250%	62	29,411,010	9.73
6.251% - 6.375%	42	20,345,129	6.73
6.376% - 6.500%	30	15,399,178	5.09
6.501% - 6.625%	26	12,576,937	4.16
6.626% - 6.750%	16	7,848,113	2.60
6.751% - 6.875%	14	6,945,349	2.30
Total:	603	$302,263,510	100.00%
Weighted Average: 6.039%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:16

Collateral Stratification Report

MASTR 2004-1 and 1

Range of Original Loan to Value Ratios	# of Loans	Aggregate Balance	% of Aggregate Balance
50.00% or less	60	$33,550,581	11.10%
50.01% - 55.00%	23	13,340,143	4.41
55.01% - 60.00%	53	27,497,719	9.10
60.01% - 65.00%	57	30,376,150	10.05
65.01% - 70.00%	89	48,201,722	15.95
70.01% - 75.00%	81	39,443,567	13.05
75.01% - 80.00%	223	103,221,310	34.15
80.01% - 85.00%	3	1,322,329	0.44
85.01% - 90.00%	9	3,488,146	1.15
90.01% - 95.00%	5	1,821,843	0.60
Total:	603	$302,263,510	100.00%
Weighted Average: 67.75

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	500	$252,242,782	83.45%
Planned Unit Development	72	34,150,779	11.30
Condominium	23	11,307,494	3.74
Two- to Four Family	6	3,448,995	1.14
Coop	2	1,113,460	0.37
Total:	603	$302,263,510	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refinance	270	$142,244,443	47.06%
Purchase	206	100,994,416	33.41
Cash Out Refinance	120	55,531,714	18.37
Construction to Perm	7	3,492,937	1.16
Total:	603	$302,263,510	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	586	$293,124,623	96.98%
Secondary	16	8,775,832	2.90
Investor	1	363,055	0.12
Total:	603	$302,263,510	100.00%

Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance	% of Aggregate Balance
241 - 300	2	$758,816	0.25%
301 - 360	601	301,504,694	99.75
Total:	603	$302,263,510	100.00%
Weighted Average: 356

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	288	$149,398,154	49.43%
New York	49	24,410,427	8.08
Florida	38	17,036,976	5.64
Virginia	36	16,948,039	5.61
Maryland	29	13,498,955	4.47
Illinois	23	11,278,974	3.73
New Jersey	16	7,488,550	2.48
Tennessee	14	7,172,906	2.37
Michigan	14	6,726,301	2.23
Georgia	13	6,497,660	2.15
Pennsylvania	13	5,703,139	1.89
Connecticut	7	5,338,578	1.77
Massachusetts	11	4,991,797	1.65
Arizona	8	3,843,553	1.27
North Carolina	6	3,144,153	1.04
Indiana	4	2,169,389	0.72
Oregon	4	2,008,163	0.66
District Of Columbia	3	1,880,298	0.62
Texas	4	1,767,872	0.58
Colorado	3	1,712,027	0.57
Ohio	3	1,644,206	0.54
Utah	3	1,499,653	0.50
Idaho	1	993,201	0.33
Rhode Island	2	853,702	0.28
Louisiana	2	758,302	0.25
Washington	2	732,984	0.24
Vermont	2	707,002	0.23
Nevada	1	503,510	0.17
Wisconsin	1	414,993	0.14
Alabama	1	389,293	0.13
Missouri	1	386,149	0.13
Kentucky	1	364,603	0.12
Total:	603	$302,263,510	100.00%
top zip %: 0.93
Northern CA %: 28.25
Southern CA %: 21.18

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:16

Collateral Stratification Report

MASTR 2004-1 and 1

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	383	$195,704,755	64.75%
Alternate	125	58,933,101	19.50
Limited	59	30,913,345	10.23
Reduced	18	8,534,930	2.82
Stated Doc	11	5,037,309	1.67
No Doc	3	1,238,301	0.41
Streamline	3	1,204,141	0.40
No Ratio	1	697,627	0.23
Total:	603	$302,263,510	100.00%

Credit Scores	# of Loans	Aggregate Balance	% of Aggregate Balance
601 - 650	29	$15,166,780	5.02%
651 - 700	124	61,585,228	20.37
701 - 750	198	98,863,145	32.71
751 - 800	237	119,601,540	39.57
801 - 850	15	7,046,817	2.33
Total:	603	$302,263,510	100.00%
Weighted Average: 732

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
Wells Fargo Home Mortgage	171	$89,635,284	29.65%
Suntrust	109	50,299,991	16.64
Wamu	63	35,086,959	11.61
Virtual Bank	64	31,905,389	10.56
Nat City Mortgage	56	29,882,681	9.89
HSBC	53	25,224,457	8.35
Bank One	35	16,742,488	5.54
	12	5,889,581	1.95
Cendant Mortgage	11	4,983,016	1.65
Provident Funding	9	4,096,947	1.36
Universal America Mortgage Corporation	8	3,513,983	1.16
First Financial	5	2,332,578	0.77
Mid-America	4	1,548,910	0.51
QCK	2	672,479	0.22
Greenpoint Mortgage Corporation	1	448,765	0.15
Total:	603	$302,263,510	100.00%

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	9	$4,433,608	1.47%
American Mortgage Network	2	1,072,976	0.35
Bank One	35	16,742,488	5.54
Cendant Mortgage	11	4,983,016	1.65
First Financial	5	2,332,578	0.77
Greenpoint Mortgage Corporation	1	448,765	0.15
HSBC	53	25,224,457	8.35
Mid-America	4	1,548,910	0.51
Mortgage IT	1	401,675	0.13
Nat City Mortgage	56	29,882,681	9.89
Prism Mortgage/RBC Mortgage	51	29,178,700	9.65
Provident Funding	9	4,096,947	1.36
Suntrust	109	50,299,991	16.64
Universal America Mortgage Corporation	8	3,513,983	1.16
Virtual Bank	64	31,905,389	10.56
Wells Fargo Home Mortgage	171	89,635,284	29.65
	12	5,889,581	1.95
QCK	2	672,479	0.22
Total:	603	$302,263,510	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank One	35	$16,742,488	5.54%
Cendant	11	4,983,016	1.65
Downey	1	424,616	0.14
GMAC Mortgage	73	36,192,155	11.97
Greenpoint	1	448,765	0.15
HSBC	53	25,224,457	8.35
MIDAMERICA	4	1,548,910	0.51
National City Mortgage	56	29,882,681	9.89
Provident	9	4,096,947	1.36
Suntrust	109	50,299,991	16.64
Wamu	63	35,086,959	11.61
Wells Fargo	188	97,332,524	32.20
Total:	603	$302,263,510	100.00%

Mortgage Ins.	# of Loans	Aggregate Balance	% of Aggregate Balance
GEMICO	3	$1,071,222	0.35%
MGIC	3	1,095,137	0.36
PMI Mortgage Insurance	6	2,390,004	0.79
United Guaranty	5	2,075,954	0.69
ORIG LTV < 80	586	295,631,192	97.81
Total:	603	$302,263,510	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Deals\mastr04_1\final\MASTR04_1fin.cas

Jan 23, 2004 19:16